Ex-10.8(c)


                                               [For Key Employees; Rev'd 6/9/98]


                          FIRST MORTGAGE NETWORK, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

         THIS AGREEMENT is between First Mortgage Network, Inc., a Florida corporation (the "Company"), and the person whose signature is set forth on the signature page hereof ("Participant").

                                    RECITALS

         WHEREAS, the Company has adopted the First Mortgage Network, Inc. Stock Option Plan, as amended (the "Plan"), which provides for the grant of incentive stock options to certain Key Employees;

         WHEREAS, Participant is a Key Employee and in such capacity is in a position to make a significant contribution to the management, growth or profitability of the Company;

         WHEREAS, the Company wishes to grant to Participant an incentive stock option to purchase common stock of the Company on the terms and conditions specified herein to provide a means for the Participant to participate in the future growth of the Company and to increase the Participant's incentive and personal interest in the continued success and growth of the Company; and

         NOW, THEREFORE, the parties agree as follows (any capitalized terms used herein but not defined herein shall have the respective meanings given in the Plan):

         1. Option.

            (a) Grant. Subject to the terms and conditions of this Agreement and the Plan, the Company hereby grants to Participant an Incentive Stock Option to purchase all or any part of the Shares set forth on the signature page hereof, at the exercise price set forth on the signature page hereof. The Option is intended to be an "incentive stock option" as defined in Section 422 of the Code.

            (b) Term. The term of the Option shall expire at 11:59 p.m. on the date which is 10 years following the date of grant of the Option.

            (c) Vesting. The Option shall vest as set forth in the following table, subject to acceleration as set forth in Section 3.

   Years from Date of                             Cumulative Number of Shares
     First Service                             as to which Option is Exercisable
     -------------                             ---------------------------------

    After two years                                            40%

    After three years                                          60%

    After four years                                           80%

    After five years                                          100%

         2. Exercise. The Option may not be exercised prior to the date it is vested or after the expiration date. Participant may, subject to the limitations of this Agreement and the Plan, exercise all or any portion of the Option by providing written notice of exercise to the Company specifying the number of Shares with respect to which the Option is being exercised and accompanied by payment of the exercise price for such Shares. The exercise price shall be paid in cash, by certified check or cashier's check payable to the Company, or by the surrender of a whole number of Shares (free of all adverse claims and duly endorsed in blank by Participant or accompanied by stock powers duly endorsed in blank) having a Fair Market Value on the date of exercise equal to the exercise price. Upon full payment of the exercise price, the Company shall promptly deliver to the Participant a certificate or certificates for the number of Shares in respect of which the Option has been exercised, legended as described herein and as required by applicable law. If any part of this Option is not permitted to be an Incentive Stock Option under the Code, then with respect to such non-qualified portions of the Option, the exercise price also may be paid by the surrender of the unexercised, vested portion of the Option as to which the Spread (as hereinafter defined) is equal to the exercise price. "Spread" means the Fair Market Value on the date of exercise of the underlying Shares less the exercise price.

         3. Termination of Employment.

            (a) If the employment of Participant terminates by reason of disability, Participant (or his or her legal representative) may exercise any portion of the Option which has vested pursuant to Section 1 hereof for a period of one year after the date of such termination of employment and not thereafter; provided, however, that no Option or portion thereof shall be exercisable after it has expired pursuant to Section 1 hereof. For purposes of this Agreement, the term "disability" shall mean a total and permanent disability as determined by the Board of Directors in its sole discretion.

            (b) If the employment of Participant terminates by reason of death, any unvested portion of the Option shall vest in full upon Participant's death, and Participant's Beneficiary (as hereinafter defined) may exercise the Option for a period of one year after the date of death and not thereafter; provided, however, that no Option or portion thereof shall be exercisable after it has expired pursuant to Section 1 hereof.

            (c) If the employment of Participant is terminated by the Company without Cause (as hereinafter defined) or is terminated by Participant for any reason other than death or disability, Participant (or his or her legal representative) may exercise any portion of the Option which has vested pursuant to Section 1 hereof for a period of three months after the date of such termination of employment and not thereafter; provided, however, that no Option or portion thereof shall be exercisable after it has expired pursuant to Section 1 hereof.

            (d) If the employment of the Participant terminates for Cause, the entire Option (whether vested or non-vested) shall immediately be forfeited and become null and void. For purposes hereof, "Cause" shall mean material nonfeasance, material malfeasance or material misfeasance on the part of the Participant which, if susceptible of cure, shall continue after notice of the default and a reasonable opportunity to cure.

            (e) For purposes of this Section 3, termination of employment of Participant shall include termination of the engagement as a consultant to the Company of Participant or of a business entity of which Participant is a principal.

         4. Change of Control. In the event of a Change of Control, any unvested portion of the Option shall vest in full. Change of Control means: (i) the adoption of a plan of reorganization, merger, share exchange or consolidation of the Company with one or more other corporations or other entities as a result of which the holders of the Shares as a group would receive less than fifty percent (50%) of the voting power of the capital stock or other interests of the surviving or resulting corporation or entity (unless such plan is subsequently abandoned); (ii) the adoption by the Company's shareholders of a plan of liquidation or the approval of the dissolution of the Company (unless such liquidation or dissolution is subsequently abandoned); (iii) the approval by the Company's shareholders of an agreement providing for the sale of all or substantially all the assets of the Company unless such sale is subsequently abandoned); or (iv) the acquisition of more than thirty percent (30%) of the outstanding Shares by any person within the meaning of Rule 13(d)(3) under the Securities Exchange Act of 1934 if such acquisition is not preceded by a prior expression of approval by the Board; or (v) one-third or more of the Company's Board of Directors are not Continuing Directors (a "Continuing Director" means any member of the Board of Directors who was a member on June 30, 1996, and any Director who was recommended for election, or is elected to fill a vacancy, as a director by a majority of the continuing Directors then on such Board).

         5. Withholding. If any part of this Option is not permitted to be an Incentive Stock Option under the Code, then the Participant agrees to pay to the Company such amount as is requested by the Company for the purpose of satisfying the Company's obligation to withhold federal, state or local taxes in connection with any exercise of any non-qualified portion of this Option. The Participant may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company to withhold Shares otherwise issuable pursuant to the exercise of the Option or (b) by delivering to the Company Shares already owned by the Participant. The Shares so delivered or withheld shall be a whole number, have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined, shall be free of all adverse claims, and shall be duly endorsed in blank by Participant or accompanied by stock powers duly endorsed in blank.

         6. Nonalienation. Participant shall have no rights to sell, assign, transfer, pledge, assign or otherwise alienate the Option under this Agreement, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder, and any such attempted sale, assignment, transfer, pledge or other conveyance shall be null and void. The Option shall be exercisable during the Participant's lifetime only by the Participant (or his or her legal representative).

         7. Beneficiary. The person whose name appears on the signature page hereof after the caption "Beneficiary" or any successor designated by Participant in accordance herewith (the person who is Participant's Beneficiary at the time of his or her death is referred to as the "Beneficiary") shall be entitled to exercise the Option, to the extent it is exercisable, after the death of Participant. Participant may from time to time revoke or change his or her Beneficiary without the consent of any prior Beneficiary by filing a new designation with the Board of Directors. The last such designation received by the Board of Directors shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Board of Directors prior to Participant's death, and in no event shall any designation be effective as of a date prior to such receipt. If no Beneficiary designation is in effect at the time of Participant's death, or if no designated Beneficiary survives Participant or if such designation conflicts with law, Participant's estate shall be entitled to exercise the Option, to the extent it is exercisable after the death of Optionee. If the Board of Directors is in doubt as to the right of any person to exercise the Option, the Company may refuse to recognize such exercise, without liability for any interest or dividends on the underlying Shares, until the Board of Directors determines the person entitled to exercise the Option, or the Company may file an interpleader action with any court of appropriate jurisdiction and such application shall be a complete discharge of the liability of the Company therefor.

         8. Securities Law Restrictions. The Participant acknowledges that he is acquiring the Option and the Shares purchasable pursuant to the Option for investment purposes only and not with a view to resale or other distribution thereof to the public in violation of the Securities Act of 1933, as amended (the "Act"). Participant agrees and acknowledges with respect to any Shares that have not been registered under the Act, that (i) Participant will not sell or otherwise dispose of such Shares except pursuant to an effective registration statement under the Act and any application state securities laws, or in a transaction which in the opinion of counsel for the Company, is exempt from such registration, and (ii) a legend will be placed on the certificates for the Shares to such effect.

         9. Limited Interest.

            (a) The grant of the Option shall not be construed as giving Participant any interest other than as provided in this Agreement.

            (b) Participant shall have no rights as a shareholder as a result of the grant of the Option, until the Option is exercised, the exercise price is paid, and the Shares issued thereunder.

            (c) The grant of the Option shall not confer on Participant any right to continue as an employee, nor interfere in any way with the right of the Company to terminate the Participant's employment at any time.

            (d) The grant of the Option shall not affect in any way the right or power of the Company to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger, consolidation or business combination of the Company, or any issuance or modification of any term, condition, or covenant of any bond, debenture, debt, preferred stock or other instrument ahead of or affecting the Shares or the rights of the holders thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other Company act or proceeding, whether of a similar character or otherwise.

         10. Incorporation by Reference. The terms of the Plan to the extent not stated herein are expressly incorporated herein by reference and in the event of any conflict between this Agreement and the Plan, the Plan shall govern.

         11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

         12. Amendment. This Agreement may not be amended, modified, terminated or otherwise altered except by the written consent of the parties hereto.

         13. Counterparts. This Incentive Stock Option Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer and its corporate seal hereunto affixed, and the Optionee has hereunto affixed his or her hand, all on the day and year set forth below.

                                               FIRST MORTGAGE NETWORK, INC.


                                               By:_____________________________

                                               Its: ___________________________

                                                        ("Company")


                                                _______________________________
                                                Name:

                                                      ("Participant")



No. of Shares:             ___________    Grant Date:       ___________

Exercise Price Per Share:      $______    Initial Exercise Date:_______, _____

Date of Agreement:        ____________    Option Expiration Date: ___________

                                          Date of First Service: ______________

Beneficiary:__________________________    Address of Beneficiary:

                                          _____________________________________

Beneficiary Tax Identification No.:
___________________________________       _____________________________________